UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 30, 2011

Vistaprint N.V.
__________________________________________
(Exact name of registrant as specified in its charter)

Netherlands	000-51539	98-0417483
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Hudsonweg 8, Venlo, Netherlands		5928 LW
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	31 77 850 7700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

Vistaprint N.V. held an Extraordinary General Meeting of Shareholders on September 30, 2011 at which Vistaprint's shareholders approved the proposal presented at the meeting to authorize Vistaprint's Management Board, acting with the approval of Vistaprint's Supervisory Board, to repurchase up to 20% of the issued and outstanding ordinary shares of Vistaprint N.V. until March 30, 2013 on the open market, through privately negotiated transactions or in one or more self tender offers at prices per share between an amount equal to 0.01 Euros and an amount equal to 110% of the market price of Vistaprint's ordinary shares on the NASDAQ Global Select Market or any other securities exchange where Vistaprint's shares are then traded (the market price being deemed to be the average of the closing price on each of the consecutive days of trading during a period no shorter than one trading day and no longer than 10 trading days immediately preceding the date of repurchase, as reasonably determined by the Management Board). On September 14, 2011, Vistaprint filed a Current Report on Form 8-K clarifying that all repurchases that Vistaprint engages in pursuant to the authority described above will be purchases on the open market (including block trades that satisfy the safe harbor provisions of Rule 10b-18 pursuant to the Securities Exchange Act of 1934) or in one or more self tender offers.

There were 40,146,759 ordinary shares of Vistaprint N.V. issued, outstanding and eligible to vote as of the record date of September 2, 2011, and the voting results for the proposal presented at the Extraordinary General Meeting are as follows:

* 30,089,957 votes FOR
* 3,223,604 votes AGAINST
* 36,799 abstentions
* 0 broker non-votes

Item 8.01 Other Events.

Subject to the approval by Vistaprint's shareholders of the authorization to repurchase Vistaprint's ordinary shares described above, on August 4, 2011 Vistaprint's Supervisory Board authorized the repurchase of up to 10% of Vistaprint's outstanding ordinary shares on the open market (including block trades that satisfy the safe harbor provisions of Rule 10b-18 pursuant to the Securities Exchange Act of 1934) or in one or more self tender offers. Vistaprint's management will determine the timing and amount of shares repurchased, if any, based on its evaluation of market conditions and other factors and the purchase parameters set by Vistaprint's shareholders and Supervisory Board. The Supervisory Board's share repurchase authorization expires on March 30, 2013, and Vistaprint may suspend or discontinue the repurchase program at any time. Any repurchased shares will be available for use in connection with Vistaprint's equity compensation plans and corporate acquisitions, and Vistaprint expects to fund the repurchase program by using its working capital or by borrowing funds from a bank.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vistaprint N.V.

October 3, 2011	By:	/s/Michael C. Greiner

Name: Michael C. Greiner
Title: Chief Accounting Officer